EXHIBIT 10.23






CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





We hereby consent to the inclusion in this Form 10-KSB of our report dated January 27, 1997 on our audit of the financial statements of Advanced Gaming Technology, Inc.


/s/
Robison, Hill & Co.
Certified Public Accountants

Salt Lake City, Utah
March 28, 1997